Execution Version
TENTH AMENDMENT AND DEFERRAL AGREEMENT
(Letter of Credit and Reimbursement Agreement)
This TENTH AMENDMENT AND DEFERRAL AGREEMENT, dated as of October 24, 2025 (this “Agreement”), is entered into by and among NEW FORTRESS ENERGY INC. (the “Borrower”), each of the Guarantors as of the date hereof (the “Guarantors”), HSBC BANK USA, N.A., as an issuing bank (in such capacity, “HSBC”), and each of the financial institutions party to the LCA (as defined below) as lenders (the “Lenders”).
RECITALS:
WHEREAS, reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified and in effect on the date hereof, the “LCA”), by and among Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as Administrative Agent, Natixis, New York Branch, as LCA Collateral Agent and the Lenders and the Issuing Banks party thereto from time to time;
WHEREAS, the Existing LC SDCMTN585915 (Beneficiary: Eirgrid) was fully drawn on October 22, 2025 (the “Drawn Eirgrid LC”). The Reimbursement Payment in the full amount of such LC Disbursement was made by the Borrower on October 22, 2025 in accordance with the terms of the LCA;
WHEREAS, the Borrower has requested HSBC to issue a new Letter of Credit (Beneficiary: Eirgrid) to replace the Drawn Eirgrid LC in a stated amount of $7,685,572.40 (the “New Eirgrid LC”) on or after the date hereof but no later than five (5) Business Days before the Maturity Date with an expiration date that is 365 days following the issuance thereof (the “New Eirgrid LC Requested Issuance”);
WHEREAS, the Borrower has requested HSBC to extend the expiration date of the Existing LC (Counter Standby Letter of Credit) Number SDCMTN585218 issued by HSBC (Beneficiary: HSBC Mexico SA) (the “CFEnergia LC;” and together with the New Eirgrid LC, the “Specified LCs” and each a “Specified LC”) from January 8, 2026 to January 8, 2027 (the “CFEnergia LC Requested Extension” and together with the New Eirgrid LC Requested Issuance, the “Requested Credit Events”);
WHEREAS, neither the CFEnergia LC (extended as contemplated hereby) nor the New Eirgrid LC will be an Auto-Extension Letter of Credit;
WHEREAS, the Borrower submitted the Requested Credit Events following the end of the current LC Commitment Period on October 4, 2025;
WHEREAS, as of October 5, 2025, the LC Commitments and Total LC Commitment were reduced as set forth on Schedule 1.1B of the LCA;
WHEREAS, subject to the terms and conditions of the LCA, and pursuant to Section 9.1 of the LCA, the Borrower has requested that the Lenders and HSBC hereby agree to (a) amend the LCA in relation to the Requested Credit Events and (b) defer the Borrower’s obligation to comply with the requirements under Section 2.5(b) with respect to the Specified LCs, and the corresponding requirement in Section 5.11 of the LCA (solely as it relates to such requirements under Section 2.5(b) and the corresponding references in clause (b) of the defined term “Required Cash Level”) (the “2.5(b) Requirement”), that it cash collateralize 102% of the amount by which the aggregate LC Exposure at such time exceeds the Total LC Commitment at such time as a result of the Requested Credit Events in accordance with the LCA (the “Requested Deferral”), in each case on the terms and subject to the conditions set forth herein;
WHEREAS, Section 9.1 of the Credit Agreement provides that the Lenders and HSBC may modify the LCA as provided herein to provide for the Requested Credit Events and Requested Deferral;

WHEREAS, the Lenders and HSBC are willing to (a) provide the Requested Credit Events on the Effective Date (as defined below), (b) modify the LCA as provided herein on the Effective Date to provide for the Requested Credit Events and (c), solely during the Deferral Period (as defined below), provide the Requested Deferral, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Requested Credit Events and Requested Deferral; Other Agreements.
(a) Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the LCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the LCA apply to this Agreement.
(b) Pursuant to Section 9.1 of the LCA, and subject to the terms and conditions set forth herein, the Lenders and HSBC hereby agree to the Requested Credit Events and each of the following, related amendments to the LCA:
(i)all references in the LCA to “October 4, 2025” (other than those relating to the Issuance Cap) are hereby deleted in their entirety and replaced with “the later of the New Eirgrid LC Issuance Date and the CFEnergia LC Extension Date”.
(ii)all references in the LCA and the Schedules thereto to “October 5, 2025” (other than those relating to the Issuance Cap) are hereby deleted in their entirety and replaced with “the day following the later of the New Eirgrid LC Issuance Date and the CFEnergia LC Extension Date”.
(iii)the reference in Sections 2.1(f) of the LCA to the expiration date of a Letter of Credit not being later than one (1) year from the date of issuance of such Letter of Credit shall be waived solely with respect to the New Eirgrid LC and CFEnergia LC and solely for the term of the New Eirgrid LC Requested Issuance or the CFEnergia LC Requested Extension, as applicable.
(iv)the following definitions are hereby added to Section 1.1 of the LCA (in the appropriate alphabetical order):
(A)““CFEnergia LC Extension Date”: the date that the CFEnergia LC is extended, which date shall be no later than five (5) Business Days before the Maturity Date.”.
(B)““New Eirgrid LC Issuance Date”: the earlier of the date the New Eirgrid LC is issued and the Maturity Date.”.

(c) Pursuant to Section 9.1 of the LCA, and subject to the terms and conditions set forth herein, the Lenders and HSBC hereby agree to the Requested Deferral solely for the period from the Effective Date through (and including) the earliest to occur of (i) (x) solely with respect to the Requested Deferral with respect to the New Eirgrid LC, (A) a drawing under the New Eirgrid LC and (B) the termination or expiration of the New Eirgrid LC, and (y) solely with respect to Requested Deferral with respect to the CFEnergia LC, (A) a drawing under the CFEnergia LC and (B) the termination or expiration of the CFEnergia LC, (ii) the Maturity Date, and (iii) the occurrence of any Event of Default (the “Deferral Period”).
(d) The parties hereto hereby expressly acknowledge and agree that the Requested Deferral shall only apply to the 2.5(b) Requirement (and solely in relation to each Specified LC) and shall automatically (without any further action) terminate and cease to be effective upon the end of the Deferral Period with respect to such Specified LC.
(e) The parties hereto hereby expressly acknowledge and agree that, notwithstanding any provision hereof or in the LCA (as amended hereby) to the contrary, (i) the amendments to the LCA set forth in Section 1(b) above shall apply solely to the Specified LCs in relation to the New Eirgrid LC Requested Issuance or the CFEnergia LC Requested Extension, as applicable, and no other Credit Event (with respect to the Specified LCs or any other Letter of Credit) is contemplated hereby or permitted hereunder or under the LCA as amended hereby and (ii) nothing in this Agreement shall be construed to affect the agreements set forth in the Deferral Agreement dated as of September 30, 2025, by and among the Borrower, each of the Guarantors, Natixis, New York Branch, as an issuing bank, and certain financial institutions party to the LCA as lenders and signatory thereto (comprising the Required Lenders).
SECTION 2. Conditions Precedent. This Agreement shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Effective Date”):
(a) no Default or Event of Default shall have occurred and be continuing on the Effective Date after giving effect to the Requested Credit Events and Requested Deferral;
(b) the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date and after giving effect to the Requested Credit Events and Requested Deferral as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(c) the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each Guarantor, HSBC and each of the Lenders; and
(d) the Borrower shall have paid or caused to be paid on or before the Effective Date all fees, costs and expenses then payable to the Agents, Issuing Banks and Lenders in accordance with Section 9.5 of the LCA or any other agreement among the Borrower and such Lender in respect of this Agreement and the transactions contemplated hereby (including the charges of any Platform and all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent’s legal counsel (to the extent provided for in the LCA) in connection with the preparation and negotiation of this Agreement that have been invoiced at least one (1) Business Day prior to the Effective Date).
SECTION 3. Representations and Warranties. In order to induce the Lenders and HSBC to enter into this Agreement, the Borrower and each Guarantor hereby represent and warrant to the Lenders and HSBC that, as of the Effective Date (except as expressly provided below, both immediately before and immediately after the effectiveness of this Agreement): (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); (b) no Reimbursement Obligations are outstanding; (c) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement; (d) immediately after the effectiveness of this Agreement, the LC Exposure is less than or equal to the Total LC Limit; (e) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof; (f) the amendments contemplated herein are permitted by the terms of any Equal Priority Obligations; (g) the Collateral Account is subject to the control of the Collateral Agent; (h) except as provided for in the Security Agreement and Control Agreement as security for the Obligations, none of the Grantors has pledged, collaterally assigned, mortgaged, transferred or granted to any other Person a continuing security interest in any of its right in, and title and interest to and under, all or any portion of the Collateral Account Collateral (as defined in the Security Agreement); (i) the Collateral Account (together with any cash and Cash Equivalents therein) is not Shared Collateral or “Single Lien Collateral” (as defined in the Equal Priority Intercreditor Agreement); (j) the Letters of Credit and any Reimbursement Obligations with respect thereto constitute Equal Priority Obligations permitted pursuant to the Revolving Credit Agreement; and (k) the execution, delivery and performance by the Borrower and each Guarantor of this Agreement, does not and will not conflict with or result in any breach or contravention of, or the creation of any Lien (except for Permitted Liens) under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary, (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (z) violate any applicable Law in any material respect.
SECTION 4. Effect of Agreement.
(a)Upon the Effective Date, from and after the date hereof (i) each reference in the LCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the LCA, and each reference in each other Loan Document to “the ULC Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the LCA, shall mean and be a reference to the LCA as modified hereby and (ii) this Agreement shall be deemed to be a Loan Document for all purposes of the LCA (as modified by this Agreement) and the other Loan Documents.

(b)Each of the Requested Credit Events and Requested Deferral is subject to the terms and conditions hereof and shall only be effective in the specific instance and for the specific purpose and period for which it is given, and shall not be effective for any other instance, purpose or period, and no provision of the Loan Documents is modified in any way other than as provided herein. Except as otherwise expressly provided or contemplated by this Agreement, all of the terms, conditions and provisions of the LCA and the other Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). Except for the Requested Deferral during the Deferral Period as expressly set forth herein (on and subject to the terms hereof), the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 5. General.
(a)GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the LCA Collateral Agent, the Issuing Banks, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Agreement, the LCA or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the LCA or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Agreement, LCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.

(c)This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)The provisions of Sections 9.12 and 9.16 of the LCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

(e)The headings of this Agreement are used for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(a) [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
[LCA Tenth Amendment and Deferral Agreement]

NFE FLNG 2 LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer

[LCA Tenth Amendment and Deferral Agreement]

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:            ______________________________
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[LCA Tenth Amendment and Deferral Agreement]

ATLANTIC PIPELINE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative

[LCA Tenth Amendment and Deferral Agreement]

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:     Chief Financial Officer
[LCA Tenth Amendment and Deferral Agreement]

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12D, rue Guillaume J. Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12D, rue Guillaume J. Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:

By:
Name: Christopher S. Guinta
Title: Manager
[LCA Tenth Amendment and Deferral Agreement]

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title: Director
[LCA Tenth Amendment and Deferral Agreement]

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

[LCA Tenth Amendment and Deferral Agreement]

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[LCA Tenth Amendment and Deferral Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[LCA Tenth Amendment and Deferral Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[LCA Tenth Amendment and Deferral Agreement]

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

HSBC BANK USA, N.A., as an Issuing Bank

By:
Name:
Title:

[LCA Tenth Amendment and Deferral Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:
[LCA Tenth Amendment and Deferral Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[LCA Tenth Amendment and Deferral Agreement]